Commitments and Contingencies (Sound Concepts Inc.)	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies

14.	COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases office space in Los Angeles, California under an operating lease, which provides for monthly rent of $5,000 through July 29, 2019. The Company had total rent expense for the year ended December 31, 2018 and 2017 of $62,000 and $52,000, respectively, which is recorded as part of General and Administrative expenses in the Statement of Operations.

Employment Agreements

On November 21, 2014, the Company entered into an executive employment agreement effective November 1, 2014 with Rory J. Cutaia, our president, chief executive officer, secretary, and treasurer. Pursuant to the terms of the employment agreement, we have agreed to pay Mr. Cutaia an annual salary of $325,000, which will be increased each year by 10%, subject to the annual review and approval of the board of directors. Notwithstanding the foregoing, a mandatory increase of not less than $100,000 per annum will be implemented on the Company achieving EBITDA break-even. In addition to the base salary, Mr. Cutaia will be eligible to receive an annual bonus in an amount up to $325,000, based upon the attainment of performance targets to be established by the board of directors, in its discretion.

The initial term of the employment agreement is five years, and, upon expiration of the initial five-year term, it may be extended for additional one-year periods on ninety days prior notice.

In the event that: (i) Mr. Cutaia’s employment is terminated without cause, (ii) Mr. Cutaia is unable to perform his duties due to a physical or mental condition for a period of 120 consecutive days or an aggregate of 180 days in any 12-month period; or (iii) Mr. Cutaia voluntarily terminates the employment agreement upon the occurrence of a material reduction in his salary or bonus, a reduction in his job title or position, or the required relocation of Mr. Cutaia to an office outside of a 30 mile radius of Los Angeles, California, Mr. Cutaia will:

(a)	receive monthly payments of $27,000, or such sum as is equal to Mr. Cutaia’s monthly base compensation at the time of such termination, whichever is higher, and

(b)	be reimbursed for COBRA health insurance costs, in each case for 36 months from the date of such termination or to the end of the term of the agreement, whichever is longer.

In addition, Mr. Cutaia will have any and all of his unvested stock options immediately vest, with full registration rights; and any unearned and unpaid bonus compensation, expense reimbursement, and all accrued vacation, personal sick days, etc., be deemed earned, vested and paid immediately. As a condition to receiving the foregoing, Mr. Cutaia will be required to execute a release of claims, and a non-competition and non-solicitation agreement having a term which is the same as the term of the monthly severance payments described above.

Litigation

On April 24, 2018, EMA commenced an action against us, styled EMA Financial, LLC, a New York limited liability company, Plaintiff, against nFUSZ, Inc., Defendant, United States District Court, Southern District of New York, case number 1:18-cv-03634-NRB. The Complaint sets forth four causes of action and seeks relief consisting of: (1) money damages, (2) injunctive relief, (3) liquidated damages, and declaratory relief. All of the claims stem from our refusal to honor EMA’s exercise notice in connection with a common stock purchase warrant that we had granted to it. We believe EMA’s allegations are entirely without merit.

The circumstances giving rise to the dispute are as follows: on or about December 5, 2017, we issued a warrant to EMA as part of the consideration we were required to provide in connection with a contemporaneous convertible loan EMA made to us. The loan, which was evidenced by a convertible note, was for a term of one year. Our refusal to honor the warrant exercise notice was due to our good faith belief that EMA’s interpretation of the cashless exercise provision of the warrant was, inter alia, (1) contrary to our direct conversations and agreements made with EMA prior to, and during the preparation of the loan and warrant agreements; (2) contradictory to the plain language on the face and body of the warrant agreement drafted by EMA; (3) wholly inconsistent with industry norms, standards, and practices; (4) was contrary to the cashless exercise method actually adopted by EMA’s co-lender in the same transaction; and (5) was the result of a single letter mistakenly transposed in the cashless exercise formula drafted by EMA which if adopted, would result in a gross and unintended windfall in favor of EMA and adverse to us. Moreover, as set forth in our response to EMA’s allegations, EMA’s interpretation of the cashless exercise provision would have resulted in it being issued more shares of our Common Stock than it would have received if it exercised the warrant for cash (instead of less), and more than the amount of shares reflected on the face of the warrant agreement itself. The loan underlying the transaction was repaid, in full, approximately three months after it was issued, on March 8, 2018, together with all accrued interest, prior to any conversion or attempted conversion of the note.

On July 20, 2018, we filed an Answer to the Complaint, along with certain Affirmative Defenses, as well as Counterclaims seeking, inter alia, to void the entire transaction for violation of New York’s criminal usury laws and, alternatively, for reformation of the warrant conversion formula set forth in the Warrant Agreement so as to be consistent with the parties’ intent and custom and practice in the industry.

As of December 31, 2018, the parties have undergone depositions and exchanged document production. Discovery was scheduled to end on January 31, 2019. Neither party has requested to extend the discovery period. Notwithstanding the pending action, in December 2018, EMA attempted to exercise the warrant through the Company’s transfer agent utilizing the disputed cashless exercise formula. The transfer agent rejected EMA’s request and notified the Company who promptly filed a motion for a preliminary injunction to enjoin EMA from making any further attempts to exercise the warrant in this manner during the pendency of the action. The Company is awaiting a decision from the Court on its preliminary injunction motion. The Court has not ruled on the Company’s motion. We intend to vigorously defend the action, as well as vigorously prosecute our counterclaims against EMA. The action is still pending.

In August 2014, a former employee and then current stockholder (“Employee”) entered into that certain Executive Employment Agreement (“Employment Contract”) with bBooth, Inc., our predecessor company. Section 3.1 of the Employment Contract provided, among other things, that Employee was employed to serve as our President and reported directly to Rory Cutaia, our Chief Executive Officer. Section 5.2 of Employment Contract provides, among other things, that Employee was entitled to receive a bonus (“Bonus”) from us if certain conditions are met. These specified conditions were never met.

On or about May 15, 2015, Employee ceased employment at the Company. More than eight months later, on or about January 20, 2016, the parties entered into a certain Stock Repurchase Agreement (the “Repurchase Agreement”) pursuant to which we purchased all of Employee’s shares of Common Stock for a purchase price of $144,000. The Repurchase Agreement also provided, among other things, that Employee released us from all claims, causes of action, suits, and demands (the “Release”).

Approximately two years later, in April 2018, at a time when the Company’s share price was on the rise, Employee notified us by email that it is Employee’s position that on or about May 15, 2015: (1) Employee was terminated “without cause” pursuant to Section 6.2 of the Employment Contract; or (2) Employee terminated employment with Company “for good reason” pursuant to Section 6.3 of the Employment Contract. Employee sought approximately $300,000 in allegedly unpaid bonuses, plus 150,000 options priced at $0.50 per share, which expired prior to exercise. We responded in or about April 2018 that Employee’s claims lacked factual and legal merit, including that they are barred by the Release. The lack of response from Employee at that time appeared to indicate Employee’s tacit acknowledgment and ratification of our rationale underpinning our denial of Employee’s claims. Approximately eight (8) months later in December 2018, Employee resurfaced, renewing his claims. We responded by reminding Employee we consider his claims to be without merit, and that, in any event, they are barred by the Release. In our view, the Release set forth in the Repurchase Agreement coupled with the existing merger or integration clause likely shields the Company from liability, even assuming, arguendo, that the claims could be supported by credible evidence.

We know of no other material pending legal proceedings to which we or any of our subsidiaries is a party or to which any of our assets or properties, or the assets or properties of any of our subsidiaries, are subject and, to the best of our knowledge, no adverse legal activity is anticipated or threatened. In addition, we do not know of any such proceedings contemplated by any governmental authorities.

We know of no material proceedings in which any of our directors, officers, or affiliates, or any registered or beneficial stockholder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Board of Directors

The Company has committed an aggregate of $270,000 in board fees to its three board members commencing on the date the Company is listed on the Nasdaq. The members will serve on the board until the annual meeting for the year in which their term expires or until their successors has been elected and qualified.

Sound Concepts, Inc. [Member]
Commitments and Contingencies

Note 7. Commitments and Contingencies

Operating Leases

The Company’s principal executive offices are leased from related-parties (see Note 8) and are located in 782 S. Auto Mall Drive, Suite A and B, American Fork, Utah, which includes approximately 12,534 square feet The Company extended this lease term for a period of 5 years from January 1, 2019 to December 31, 2023. Its monthly base rent is $13,000, with an increase of 3% per annum.

In addition, the Company leased approximately 10,000 square feet from Suite C and D in 782 S. Auto Mall Drive, American Fork, Utah. The lease term is from December 1, 2018 to December 31, 2023. Its monthly base rent is $11,000 with an increase of 3% per annum.

Rent expense was $274,000, $256,000 and $239,000 for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has two separate operating leases. One of the operating leases was for its copier with Xerox, with monthly payment of $5,000 starting September 26, 2016 on a 5-year term. The other is for the Amazon software license from Western Digital Equipment, with monthly payment of $4,000 starting August 16, 2016 on a 3-year term.

The following is the Company’s operating lease commitments for the next four fiscal years:

Year Ending	Lease
December 31,	Obligation
2019	373,000
2020	348,000
2021	340,000
2022	304,000
2023	313,000
Total	$1,678,000

Merger Agreement

On November 8, 2018, Verb Technology Company, Inc. (formerly nFüsz, Inc.) (“Verb”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Sound Concepts, Inc., (“Sound Concepts”), NF Merger Sub, Inc., a Utah corporation (“Merger Sub 1”), NF Acquisition Company, LLC, a Utah limited liability company (“Merger Sub 2”), the shareholders of Sound Concepts (the “Sound Concepts Shareholders”), the shareholders’ representative (the “Shareholder Representative”), pursuant to which Sound Concepts will be acquired (the “Sound Concepts Acquisition”) through a two-step merger, consisting of merging Merger 1 Sub with and into Sound Concepts, with Sound Concepts surviving the “first step” of the merger as Verb’s wholly-owned subsidiary (and the separate corporate existence of Merger Sub 1 will cease) and, immediately thereafter, merging Sound Concepts with and into Merger Sub 2, with Merger Sub 2 surviving the “second step” of the merger, such that, upon the conclusion of the “second step” of the merger, the separate corporate existence of Sound Concepts will cease and Merger Sub 2 will continue its limited liability company existence under Utah law as the surviving entity and as wholly-owned subsidiary (collectively, the “Merger”). On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Sound Concepts’ capital stock issued and outstanding immediately prior to the Effective Time (the “Sound Concepts Capital Stock”) will be cancelled and converted into the right to receive a proportionate share of $25,000,000 of value (the “Closing Merger Consideration”), to be payable through a combination of a cash payment of $15,000,000 (the “Acquisition Cash Payment”) and the issuance of shares of Verb’s Common Stock with a fair market value of $10,000,000 (the “Acquisition Stock”). The Closing Merger Consideration is not subject to any closing working capital adjustment or post-closing working capital adjustment. We expect the Sound Concepts Acquisition to close in the first quarter of 2019. However, we cannot provide any assurance as to the actual timing of completion of the Sound Concepts Acquisition, or whether the Sound Concepts Acquisition will be completed at all.